  EX-34.8
(logo)KPMG

KPMG LLP
Suite 1400
55 Second Street
San Francisco, CA 94105

Report of Independent Registered Public Accounting Firm

The Board of Directors
Wells Fargo Bank, National Association

We have examined Wells Fargo Commercial Mortgage Servicing’s (“CMS”), a division of Wells Fargo Bank, National Association (the “Company”), compliance with the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission’s Regulation AB for the servicing of commercial mortgage loans (the “Platform”), except for servicing criteria 1122(d)(1)(iii), 1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv), and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2011. With respect to applicable servicing criterion 1122(d)(4)(iii), the Company has determined that there were no activities performed during the year ended December 31, 2011 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities. Appendix A identifies the commercial mortgage pools and other structures involving the commercial mortgage loans defined by management as constituting the Platform. Management is responsible for the Company’s compliance with the servicing criteria. Our responsibility is to express an opinion on the Company’s compliance based on our examination.

Our examination was conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company’s compliance with the servicing criteria specified above and performing such other procedures as we considered necessary in the circumstances. Our examination included testing selected asset-backed transactions and securities that comprise the Platform, testing selected servicing activities related to the Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company’s compliance with the servicing criteria.

As described in Management’s Assessment, for servicing criteria 1122(d)(1)(i), 1122(d)(3)(i)(A), 1122(d)(4)(i), and 1122(d)(4)(vi), the Company has engaged various vendors to perform certain activities required by these servicing criteria. The Company has determined that none of these vendors are considered a “servicer” as defined in Item 1101(j) of Regulation AB, and the Company has elected to take responsibility for assessing compliance with these servicing criteria applicable to each vendor as permitted by Interpretation 17.06 of the SEC Division of Corporation Finance

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

(logo)100 CELEBRATING 100 YEARS
San Francisco Office
1912-2012

(logo)KPMG

Manual of Publicly Available Telephone Interpretations (Interpretation 17.06). As permitted by Interpretation 17.06, the Company has asserted that it has policies and procedures in place designed to provide reasonable assurance that the vendors’ activities comply in all material respects with the servicing criteria applicable to each vendor. The Company is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criterion as described in its assertion, and we performed no procedures with respect to the Company’s eligibility to apply Interpretation 17.06.

Our examination disclosed the following material noncompliance with servicing criterion 1122(d)(4)(i), as applicable to the Company during the year ended December 31, 2011. The Company failed to timely file continuation statements for certain Uniform Commercial Code (“UCC”) financing statements as required by the transaction agreements.

In our opinion, except for the material noncompliance described above, the Company complied, in all material respects, with the aforementioned servicing criteria, including servicing criteria 1122(d)(1)(i), 1122(d)(3)(i)(A), 1122(d)(4)(i), and 1122(d)(4)(vi) for which compliance is determined based on Interpretation 17.06 as described above, as of and for the year ended December 31, 2011.

We do not express an opinion or any form of assurance on the paragraph titled “Remediation” included in Management’s Assessment.

/s/ KPMG LLP
San Francisco, California
March 12, 2012

Appendix A - Commercial Mortgage Pools and Other Structures

495	Citibank (Project Tarpon Mariner)
505	Morgan Stanley 1998-WF2
506	Morgan Stanley 1999-WF1
507	Bear, Stearns 1999-WF2
508	Bear, Stearns 2000-WF1
509	Bear, Stearns 2000-WF2
513	Morgan Stanley 1997-WF1
514	Morgan Stanley 1998-WF1
521	Morgan Stanley 1999-L1FE1
524	CSFB 1999-C1
526	Morgan Stanley 2000-LIFE1
527	MSDW 2000-PRIN
530	CS First Boston 1994-CFB1
532	Morgan Stanley 2000-LIFE2
536	MSCII 2003-IQ4 Class TN
542	GSMS 2006-GSFL8
543	COMM 2007-FL14
547	WFDB 2011-BXR
552	MSDW 2003-HQ2
554	JPM 2003-LN1
555	HVB 2003-FL1
556	MSCI 2003-IQ6
557	MSCI 2004-HQ3
558	MSCI 2004-IQ7
559	Goldman 2004-GG2
560	MSCI 2004-IQ8
561	MSCI 2004-HQ4
562	MSCI 2005-IQ9
563	LBUBS 2005-C2
564	LBUBS 2005-C3
565	MSCI 2005-HQ6
566	1345 Ave of America and Park Plaza FB 2005-1
567	MSCI 2005-HQ7
568	MSCI 2006-HQ8
569	MSCI 2006-IQ11
570	BSCM 2002-PBW1
571	PCM Trust 2003-PWR1
572	BSCM 2003-PWR2
573	BSCM 2004-PWR3
574	BSCM 2004-PWR4
575	BSCM 2004-PWR5
576	BSCM 2004-PWR6
577	BSCM 2005-PWR7
578	BSCM 2005-PWR8
579	BSCM 2005-PWR9
580	BSCM 2005-PWR10
581	BSCM 2006-PWR11
582	BSCM 2006-PWR12
583	BSCM 2006-PWR13
584	BSCM 2006-PWR14
585	BSCM 2007-PWR15
586	BSCM 2007-PWR16
587	BSCM 2007-PWR17

Appendix A - Commercial Mortgage Pools and Other Structures

588	BSCM 2007-PWR18
601	MSDWMC 2001-TOP1
602	BSCM 2001-TOP2
603	MSDWMC 2001-TOP3
604	BSCM 2001-TOP4
605	MSDWMC 2001-TOPS
606	BSCM 2002-TOP6
607	MSDWMC 2002-TOP7
608	BSCM 2002-TOP8
609	MSDWMC 2003-TOP9
610	BSCM 2003-TOP10
611	MSCII 2003-TOP11
612	BSCM 2003-TOP12
613	MSCII 2004-TOP13
614	BSCM 2004-TOP14
615	MSCII 2004-TOP15
616	BSCM 2004-TOP16
617	MSCII 2005-TOP17
618	BSCM 2005-TOP18
619	MSCII 2005-TOP19
620	BSCM 2005-TOP20
621	MSCII 2006-TOP21
622	BSCM 2006-TOP22
623	MSCII 2006-TOP23
624	BSCM 2006-TOP24
625	MSCII 2007-TOP25
626	BSCM 2007-TOP26
827	MSCII 2007-TOP27
628	BSCM 2007-TOP28
629	MSCII 2008-TOP29
630	WFRBS 2011-C4
700	MLMT 2006-C1
701	BSSBCM Trust 2006-1
706	UCB 2007-1
751	JPM 2006-CIBC15
752	MSCI 2006-HQ9
753	JPM 2006-LDP8
754	MSCI 2006-HQ10
755	JPM 2006-CIBC17
756	MLCFC 2006-4
757	MLCFC 2007-5
758	MLCFC 2007-6
759	MSCI 2007-IQ13
760	MSCI 2007-IQ14
761	JPM 2007-CIBC19
762	MLMT 2007-C1
763	MSCI 2007- HQ12
764	MLCFC 2007-8
765	JPM 2007-LDP12
766	MSCI 2007-IQ16
767	MLCFC 2007-9
768	JPM 2008-C2
769	WFCM 2010-C1
771	WFRBS 2011-C2

Appendix A - Commercial Mortgage Pools and Other Structures

830	CBA-Mezzanine Capital Finance, LLC
910	BSCM 2005-TOP20 (Non-pooled portion only)
911	MSCI 2006-TOP21 (Non-pooled portion only)
913	COMM 2007-FL14 (Non-pooled portion only)
927	MSCII 2007-TOP27 (Rake Bond, 330 West 34th Street Mortgage Loan-no property)
930	JPMorgan Special Servicing Portfolio
539	THOPI 2001-TZH
4	WBNA WAREHOUSE (EUR) 004
5	WFIL WAREHOUSE (EUR) 005
10	BUCKINGHAM
11	KAUFLAND PARTICIPANTS
13	CREDIT SUISSE WAREHOUSE INTL (USD)
14	WBNA WAREHOUSE (GBP) 014
18	RBS 2010-MB1
19	RBS 2010-MB1 COMPANION
21	FREMF 2010-K6 PRIMARY ONLY
22	STARWOOD TIAA ACQUISITION
23	GOLDMAN 2010-K5 - PRIMARY ONLY
24	VCC HEALTHCARE FUND, LLC
25	ZCOF 2009-1 RE LOAN HOLDINGS, L.L.0
27	DDR I 2009-DDR1
28	LADDER CAPITAL LLC REPO
29	RLJ III - FINANCE HOLDINGS, LLC
31	COMM 2009-K4 PRIMARY
32	BLACKSTONE (BRE/MWT)
39	NORTHSTAR CDO IX PRIMARY (MEMORIAL MALL)
42	LB UBS 2008-C1
51	MORGAN STANLEY 2007-HQ13 COMPANION
62	WACHOVIA 2007-C34 COMPANION
65	GREENWICH CCFC 2007-GG11 COMPANION
71	WACHOVIA 2007-C33 COMPANION
74	CSCMT 2007-C4 COMPANION
75	JPMCC 2007-FL1
76	JPMCC 2007-FL1 COMPANION
79	COBALT 2007-C3 COMPANION
81	MEZZ CAP 2007-C5
82	TIAA 2007-C4
85	CITIGROUP 2007-C6 (COMPANION)
86	BANC OF AMERICA COMM MTG 2007-3
91	JPMCC 2007-LDP11 COMPANION
94	GOLDMAN 2007-GG10 COMPANION
95	FUNB-PRIVATE INVESTOR2
98	WACHOVIA 2007-WHALE 8
99	WACHOVIA 2007-WHALE 8 NON TRUST
103	JPMC 2005 LDP1
104	NORTHSTAR CDO VIII
105	RMF 1997-1
106	CONCORD REAL ESTATE CDO 2006-1
108	NEWCASTLE CDO IX
111	HTM FUND 1 LLC
112	PRIME FINANCE PARTNERS I, L.P.
113	CSFB 2006 TFL2 (TITAN)
121	LB UBS 2006-C7 COMPANION
122	MEZZ CAP 2006-C4

Appendix A - Commercial Mortgage Pools and Other Structures

123	FOUR TIMES SQUARE 2006 - 4TS
124	FOUR TIMES SQUARE 2006 - 4TS COMPANION
130	WACHOVIA 2006-C29 COMPANION
133	JPMC 2006-LDP9 COMPANION
136	GREENWICH CCFC 2006-FL4 COMPANION
139	RESOURCE REF CDO 2007-1
141	ML 1997-C2
142	DLJ 1998-CG1
144	ML 1998-C3
145	BEAR 1999-C1
146	CHASE 1999-2
147	DLJ 1999-CG1
150	CHASE 2000-1
151	CHASE 2000-2
152	CHASE 2000-3
153	GECC 2000-1
154	GECC 2001-1
155	GECC 2001-2
156	GECC 2001-3
158	COMM 2002-WFA
159	GECC 2002-1
160	GECC 2002-3
161	GECC 2003-C2
164	GECC 2003-C2 (COMPANION)
167	GREENWICH CCFC 2007-GG9 COMPANION
172	JPMCC 2007-LDP10 COMPANION
175	WACHOVIA 2007-C30 COMPANION
176	CD 2007-CD4 COMPANION
182	COBALT 2007-C2 COMPANION
183	GECMC 2007-C1
186	LB UBS 2007-C2 COMPANION
189	MORGAN STANLEY 2007 IQ14
190	MORGAN STANLEY 2007 IQ14
193	WACHOVIA 2007-C31 COMPANION
196	ML-CFC 2007-7 COMPANION
199	WACHOVIA 2007-C32 COMPANION
230	FANNIE MAE WS
300	WACHOVIA CRE CDO 2006-1
303	RESOURCE REAL ESTATE FUNDING CDO 2006-1
304	CITIGROUP GLOBAL MARKETS REALTY CORP
306	TEACHERS INSURANCE & ANNUITY ASSOCIATION
308	RESOURCE CAPITAL CORP. WAREHOUSE
309	GREENWICH CAPITAL FINANCIAL PRODUCTS INC
311	MEZZ CAP LLC (FKA CBA MEZZ)
318	LEHMAN BROTHERS WAREHOUSE
325	KBS REALTY ADVISORS LLC
331	MEZZ CAP REIT I, INC
337	SORIN CAPITAL MANAGEMENT
339	H2 CREDIT PARTNERS WAREHOUSE
340	UBS WAREHOUSE
343	LEHMAN BROTHERS WAREHOUSE
347	RITE AID 1999-1
349	HMAC 1999 PH1
350	WACHOVIA GENERAL PARTICIPANT

Appendix A - Commercial Mortgage Pools and Other Structures

354	DEXIA REAL ESTATE PORTFOLIO
356	BB&T WAREHOUSE
357	CHASE-FUNB 1999-1
358	DEXIA REAL ESTATE CAPITAL MARKETS
363	NORTHSTAR WAREHOUSE
366	NORTHSTAR CDO VI
369	BANC OF AMERICA COMM MTG 2006-1
372	BANC OF AMERICA COMM MTG 2006-2
374	DOLLAR GENERAL
375	MLMT 2005-CKI1
381	BANC OF AMERICA COMM MTG 2006-5
382	POOK MD FUNDINGS, LLC
383	PRII ST. REGIS, CA
384	BMC MORTGAGES VI
386	2001-CMLB-1
388	NBS REAL ESTATE CAPITAL WAREHOUSE
391	LB UBS 2000 C5C (GALLERY AT HARBORPLACE)
395	BANC OF AMERICA COMM MTG 2005-6
405	FREDDIE MAC 2010 K-SCT
406	YELLOW BRICK REAL ESTATE CAPITAL I, LLC
407	CANTOR CRE LENDING LP
408	MODERN BANK, N.A.
409	TRT LENDING SUBSIDIARY LLC
411	BUCHANAN FUND V
412	NXT CAPITAL FUNDING II, LLC
413	OBP DEPOSITOR, LLC TRUST 2010-OBP
416	JEMB MADISON AVE LLC (BASIS 1- 292 MAD)
417	STARWOOD PROPERTY MORTGAGE SUB-2, L.L.C.
418	SQUARE MILE/RAM ACQ, LLC
422	BASIS RE CAPITAL II (REPO)
423	PRIME FINANCE PARTNERS II, L.P.
425	GSMSC 2010-C1
426	GSMSC 2010-C1 COMPANION
428	VORNADO DP LLC 2010-VNO
430	OAKTREE CAPITAL MANAGEMENT
431	PFP II SUB I, LLC
435	MS KEARNY CPB 1
437	CREXUS WAREHOUSE
438	WEST RIVER WAREHOUSE
439	CANTOR REPO WITH MET LIFE
440	RBS WAREHOUSE
445	EXTENDED STAY AMERICA TRUST 2010-ESH
446	EXTENDED STAY AMERICA 2010-ESH MEZZ
450	COMM 2010-C1
451	COMM 2010-C1 COMPANION
453	MORGAN STANLEY WAREHOUSE
458	AMERICOLD 2010-ART
459	BICOASTAL (A BLACKSTONE CREDIT FACILITY)
464	GSMS 2010-C2 COMPANION
466	ESSEX PORTFOLIO, L.P. WAREHOUSE
469	REXFORD INDUSTRIAL FUND V LP WAREHOUSE
471	AC VENTURES WAREHOUSE
472	CP III JEFFERSON MIDVALE, LLC
475	LADDER MET LIFE REPO

Appendix A - Commercial Mortgage Pools and Other Structures

476	LADDER WELLS FARGO REPO
477	LADDER JPM REPO
478	LADDER DEUTSCHE REPO
480	HELIOS AMC, LLC WAREHOUSE
481	BELVEDERE CAPITAL WAREHOUSE
483	DBUBS 2011-LC1
485	DBUBS 2011-LC1 COMPANION
486	FREMF 2011-K10 - PRIMARY ONLY
506	FUNB 2001 C2 B NOTES
511	NORTEL NETWORKS TRUST 2001-1
512	TIMES SQUARE HOTEL TRUST
516	FUNB 2001 C3 B NOTES
517	LEHMAN BROTHERS BANKHAUS
520	SL GREEN REALTY CORP/GRAMERCY
523	BA-FUNB 2001-3 B NOTES
526	CAPITAL LEASE WAREHOUSE-398 & 526
535	NEWCASTLE CDO VIII
538	ENERGY PLAZA LEASE TRUST 2002
555	MLMT 2002 MW1A (COMPANION LOANS)
562	LB UBS 2002 C4A (VALLEY FAIR MALL)
570	FLIK 2003 EPR
581	GREENWICH CCFC 2002 C1 (COMPANION)
586	JPMC 2003 Cl (COMPANION)
589	JPMC 2003-ML1 (COMPANION)
595	LB UBS 2003 C3 (COMPANION)
596	WS WEST COUNTY MALL 2003 C3A
605	STRATEGIC LAND JOINT VENTURE 2
640	EMMES WAREHOUSE
641	COMM 2011 THL
644	GSMS 2011-ALF
647	GSMS 2011-GC3
649	GSMS 2011-GC3 COMPANION
653	SHORENSTEIN WAREHOUSE
655	STARWOOD PROPERTY MORTGAGE LLC WAREHOUSE
656	GERMAN AMERICAN CAPITAL CORPORATION WARE
657	FREMF 2011 K12 PRIMARY ONLY
661	KEARNY CREDIT FACILITY WAREHOUSE
662	VORNADO REALTY L.P. WAREHOUSE
665	WASHINGTON SUB, LLC
666	FREMF 2011-K14 PRIMARY ONLY
671	LOANCORE (JEFFERIES) WAREHOUSE
673	GERMAN AMERICAN / DEUTSCHE WAREHOUSE
674	FREMF 2011-KAIV PRIMARY ONLY
675	STARWOOD & DEUTSCHE REPO
677	WFRBS 2011-C3
678	DBUBS 2011-LC2
681	KARLIN LAS PALMAS, LLC
683	JLC WAREHOUSE I LLC
686	BREDS LOAN CAPITAL REPO WAREHOUSE
695	ARCHETYPE MORTGAGE FUNDING I LLC
696	CITY CENTER 2011-CCHP
700	GREENWICH CCFC 2003 Cl (COMPANION)
712	LB-UBS 2003 C7 (B-NOTE)
721	CREST 2003-2

Appendix A - Commercial Mortgage Pools and Other Structures

724	GREENWICH CCFC 2003 C2 (COMPANION)
727	MEZZ CAP 2004-C1
729	LB UBS 2004 Cl (COMPANION)
731	WACHOVIA 2004-C10 (COMPANION)
738	WACHOVIA 2004-C11 (COMPANION)
740	GREENWICH CCFC 04 GG1 (COMPANION)
741	ONE LINCOLN 2004-C3
760	WACHOVIA 2004-C15 COMPANION
761	GREENWICH CCFC 2004-FL2
762	GREENWICH CCFC 2004-FL2 (COMPONENT)
767	MEZZ CAP 2004-C2
772	CAPLEASE CDO 2005-1
774	WACHOVIA 2005-C17 COMPANION
783	GOLDMAN SACHS 2005-ROCK
785	JPMC 2005-LDP2 COMPANIONS
787	CITIGROUP 2005 C3 (COMPANION)
788	WACHOVIA 2005-C19
789	WACHOVIA 2005-C19 COMPANION
791	LEHMAN 2005-LLF C4 (COMPANIONS)
793	WACHOVIA 2005-C20 (COMPANION)
798	WACHOVIA 2005-WHALE 6
799	WACHOVIA 2005-WHALE 6 NON-TRUST
804	WB FNB 2004-1
805	WB RDI 2004-1
807	GRAND PACIFIC BUSINESS LOAN TRUST 2005-1
812	CAPITAL SOURCE RELT 2006-A
831	CITY CENTER 2011-CCHP COMPANION
832	WFRBS 2011-C4 - PRIMARY
833	STARWOOD & GOLDMAN REPO
835	JLC WAREHOUSE II LLC
838	FREMF 2011-K703
840	DBUBS 2011- LC3
843	BREDS STC ACQUISITION
845	MSC2011-C3
848	GSMS 2011-GC5
849	COMM 2011-FL1
850	COMM 2011-FL1 COMPANION
852	ROCKWOOD CAPITAL, LLC (NORTHROCK)
854	AMC ROCK SPRINGS LLC
856	MACQUARIE WAREHOUSE
858	VALSTONE WAREHOUSE
860	FREMF 2011-K15
861	WFRBS 2011-C5
862	FREMF 2011-K704
865	JPM 2011-PLSD
866	FREMF 2011-K16 - PRIMARY ONLY
869	STARWOOD AND FORTRESS SA
871	GACC/DEUTSCHE FLOATING WAREHOUSE
872	COMM 2011-STRT
874	UBS-CITIGROUP 2011-C1
875	UBS-CITIGROUP 2011-C1 COMPANION
876	PRIME AND METLIFE REPO
907	LB UBS 2006-C4 COMPANION
910	JPMC 2006-LDP7 COMPANION

Appendix A - Commercial Mortgage Pools and Other Structures

916	LEHMAN 2006 LLF-C5C
919	WACHOVIA 2006-C27 - COMPANION
920	WACHOVIA 2006-WHALE 7
921	WACHOVIA 2006 WHALE 7 NON TRUST
924	LB-UBS 2006-C6 COMPANION
927	GOLDMAN 2006-GG8 COMPANIONS
928	COMM 2006 FL12
929	COMM 2006-FL12 COMPANION
930	CD 2006-CD3
931	CD 2006-CD3 COMPANION
934	WACHOVIA 2006-C28 COMPANION
937	CITIGROUP 2006-FL2 COMPANION
939	1166 AVENUE OF AMERICAS 2005-C6
942	WACHOVIA 2005-C21 (COMPANION)
945	GREENWICH CCFC 05 GG5 (COMPANION)
948	LB-UBS 2005-C7 COMPANION
951	MEZZ CAP 2005-C3
954	GREENWICH CCFC 2005-FL3
955	GREENWICH CCFC 2005-FL3 (COMPONENT)
960	WACHOVIA 2005-C22 (COMPANION)
963	LB-UBS 2006 C1 COMPANION
971	JPMC 2006-FL1 COMPANION
974	GOLDMAN 2006-GG6 COMPANIONS
983	WACHOVIA 2006-C24 (COMPANION)
995	MARATHON REAL ESTATE CDO 2006-1
998	WACHOVIA 2006-C25 (COMPANION)
114 115	CITIGROUP 2006 C5
116 117	JPMC 2006 FL2
119 120	LB UBS 2006-C7
125 126	COBALT 2006-C1
128 129	WACHOVIA 2006-029
131 132	JPMC 2006-LDP9
134 135	GREENWICH CCFC 2006-FL4
16 17	FREMF 2010-K7
165 166	GREENWICH CCFC 2007-GG9
168 169	CD 2007-CD4
170 171	JPMCC 2007-LDP10
173 174	WACHOVIA 2007-C30
177 178	ML-CFC 2007-6
180 181	COBALT 2007-C2
184 185	LB-UBS 2007-C2
187 188	CSCMT 2007-C2
191 192	WACHOVIA 2007-C31
194 195	ML-CFC 2007-7
197 198	WACHOVIA 2007-C32
312 317	WACHOVIA RED - TAX CREDIT
314 414	FULB 1997 Cl
315 415	MERRILL LYNCH 1996 C2
319 419	FULB 1997 C2
320 420	CS FIRST BOSTON 1997 C1
327 427	MERRILL LYNCH 1998 C2
329 429	FUNB 1999 C1
33 34	COMM 2009-K3
336 436	CS FIRST BOSTON 1997 C2

Appendix A - Commercial Mortgage Pools and Other Structures

341 441	LB 1998 C4
342 442	CS FIRST BOSTON 1998 C2
344 444	CMAT 1999 C1
348 448	FUNB/CHASE 1999 C2
352 452	LB 1999 Cl
355 455	WACHOVIA RED - STRUCTURED FINANCE
360 460	LB 1999 C2
361 461	NORTHSTAR CDO IV LTD
365 465	FUNB 1999 C4
367 467	LB UBS 2000 C3
373 473	FUNB 2000 Cl
379 479	FUNB 2000 C2
389 489	LB UBS 2000 C5
393 109 110	MARATHON STRUCTURED FINANCE FUND LP
394 494	DILLON READ
40 41	MERRILL LYNCH 2008-C1
433 434	FREMF 2010-K8
449 149	DLJ 1999-CG3
456 457	FREMF 2010-K9
462 463	GSMS 2010-C2
48 148	DLJ 1999-CG2
49 50	MORGAN STANLEY 2007-HQ13
490 491	FREMF 2011-K701
500 600	FUNB-BA 2001 Cl
503 603	FUNB 2001 C2
504 604	LB UBS 2001 C2
513 613	LB UBS 2001 C3
515 615	FUNB 2001 C3
52 53	COUNTRYWIDE 2007-MF1
521 621	LB UBS 2001 C7
522 622	BA-FUNB 2001-3
528 628	FUNB 2001 C4
529 629	JPMC 2001 CIBC3
537 637	FUNB 2002 Cl
542 642	LB UBS 2002 C1
546 646	WACHOVIA 2002 C1
55 56	CD 2007-CD5
552 652	LB UBS 2002 C2
554 654	MLMT 2002 MW1
559 659	JPMC 2002 Cl
560 660	GE 2002 C2
563 565 663	LB UBS 2002 C4
564 664	1166 AVENUE OF THE AMERICAS 2002-C5
567 667	WACHOVIA 2002 C2
568 668	JPMC 2002 CIBC5
57 58	LB-UBS 2007-C7
576 676	JPMC 2002 C2
579 679	LB UBS 2002 C7
580 680	GREENWICH CCFC 2002 C1
582 682	WACHOVIA 2003 C3
584 684	LB-UBS 2003-C1
585 685	JPMC 2003-C1
587 687	WACHOVIA 2003-C4

Appendix A - Commercial Mortgage Pools and Other Structures

588 688	JPMC 2003 ML1
594 694	LB-UBS 2003-C3
599 699	GREENWICH CCFC 2003-C1
60 61	WACHOVIA 2007-C34
63 64	GREENWICH CCFC 2007-GG11
650 651	FREMF 2011-K11
66 67	LB-UBS 2007-C6
669 670	FREMF 2011-K13
689 690	FREMF 2011-K702
69 70	WACHOVIA 2007-C33
701 801	WACHOVIA 2003-C5
703 803	LB-UBS 2003 C5
706 806	JPMC 2003 CIBC6
709 809	WACHOVIA 2003-C6
711 811	LB-UBS 2003 C7
713 813	WACHOVIA 2003-C7
717 817	LB UBS 2003 C8
719 819	WACHOVIA 2003-C8
72 73	CSCMC 2007-C4
723 823	GREENWICH CCFC 2003-C2
725 825	WACHOVIA 2003-C9
726 826	WACHOVIA 2003-C9 (COMPANION)
728 828	LB UBS 2004 Cl
730 830	WACHOVIA 2004 C10
736 836	GECMC 2004 C2
737 837	WACHOVIA 2004 C11
739 839	GREENWICH CCFC 2004-GG1
742 842	LB UBS 2004 C4
744 844	CITIGROUP CMT 2004 Cl
747 847	WACHOVIA 2004-C12
751 851	LB UBS 2004 C6
753 853	WACHOVIA 2004 C14
757 857	LB UBS 2004 C7
759 859	WACHOVIA 2004 C15
763 863	LB UBS 2004 C8
768 868	WACHOVIA 2005 C16
77 78	COBALT 2007- C3
770 870	LB UBS 2005 Cl
773 873	WACHOVIA 2005 C17
781 881	WACHOVIA 2005-C18
784 884	JPMC 2005-LDP2
786 886	CITIGROUP 2005 C3
792 892	WACHOVIA 2005-C20
794 894	LB-UBS 2005 C5
83 84	CITIGROUP 2007-C6
89 90	JPMCC 2007-LDP11
900 901	ML-CFC 2006-2
902 903	WACHOVIA 2006-C26
905 906	LB UBS 2006-C4
908 909	JPMC 2006-LDP7
911 912	MLMT 2006-C2
914 915	LEHMAN 2006 LLF-C5
917 918	WACHOVIA 2006-C27
92 93	GOLDMAN 2007-GG10

Appendix A - Commercial Mortgage Pools and Other Structures

922 923	LB UBS 2006-C6
925 926	GOLDMAN 2006-GG8
932 933	WACHOVIA 2006-C28
935 936	CITIGROUP 2006-FL2
940 941	WACHOVIA 2005-C21
943 944	GREENWICH CCFC 2005-GG5
946 947	LB-UBS 2005 C7
958 959	WACHOVIA 2005-C22
96 97	CSCMT 2007-C3
961 962	LB-UBS 2006 C1
964 965	WACHOVIA 2006-C23
967 968	CD 2006-CD2
969 970	JPMC 2006 FL1
972 973	GOLDMAN 2006-GG6
975 976	GE 2006 C1
977 978	ML-CFC 2006-1
981 982	WACHOVIA 2006-C24
984 985	LB-UBS 2006 C3
992 993	CSFB 2006-C2
996 997	WACHOVIA 2006-C25
332 111	MA2PENN
514	CBMT2001C3A
765	CSFB04TFL2
775	CSFB05TFL1
796	CSFB05TFL2
990	CSMS06HC1
553	DMMT02C2A
800 802	GSMSC04C1
790	LB05LLFC4
777	WB05WHALE5
507	WSMMT01C2A